Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS

FIRST QUARTER 2010 RESULTS

April 13, 2010

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported a net loss available to common shareholders of $2.3 million, or $0.17 per share, for the quarter ended March 31, 2010, compared to a net loss of $1.3 million, or $0.10 per share, for the first quarter of 2009.

Significant Increase in Pre-tax, Pre-Credit Income

“Our efforts to increase the Company’s pre-tax, pre-credit income during the past few years have been successful and have been mostly adequate in providing the cushion we need to earn our way through this economic cycle”, said Edwin W. Hortman, Jr., President and CEO. During the first quarter of 2010, the Company’s pre-tax, pre-credit income increased 41.5% when compared to the same quarter in 2009 and 9.6% when compared to the fourth quarter of 2009. Higher levels of net interest income were a large contributor but reduced employee costs and other cost saving initiatives were material as well. As of quarter end, approximately 85% of the anticipated savings or revenue enhancements from the Company’s previously announced “Project 2010” have been decisioned and implemented.

Net Interest Income and Net Interest Margin

Net interest income during the first quarter of 2010 totaled $20.4 million, an increase of $3.4 million, or 20.3%, compared to the same quarter in 2009. Similarly, the Company’s net interest margin increased during the first quarter of 2010 to 3.92%, compared to 3.21% during the same quarter of 2009. Yields on earning assets declined to 5.36% in the first quarter of 2010 compared to 5.57% during the first quarter of 2009. This decline was more than offset by savings in the Company’s cost of funds, which declined 1.05% from 2.45% during the first quarter of 2009 to 1.41% during the first quarter of 2010.

Capital Resources

The Company’s capital resources remain strong and improved at the consolidated level. Tangible common equity to tangible assets improved during the first quarter of 2010 to 5.97%, compared to 5.86% at the end of 2009. Ameris Bank’s Tier 1 capital ratio declined slightly to approximately 9.29% at March 31, 2010, compared to 9.62% at the end of 2009. Commenting on the Company’s capital resources, Mr. Hortman said, “We are very serious about strengthening and preserving our shareholders’ capital base. Our capital ratios at this stage of the economic cycle are encouraging, but I am most proud of the fact that we have increased our tangible book value by 6.4% during the past year. We have accomplished this by being opportunistic when the time is right while being realistic about credit costs and dealing with them as they materialize.”

Stabilizing Credit Quality

Non-performing loans declined during the first quarter of 2010 by $6.5 million, or 6.7%, to end the quarter at $89.6 million when compared to the end of 2009. This decline was possible because of success in the foreclosure and resolution process and also from a significant slowing of problem loan formation when compared to the fourth quarter of 2009. These positive trends were muted to some degree by additional provisions that were related to valuations and to problem loan expense (real estate taxes and insurance primarily) on the Company’s position in other real estate.

The Company’s provision for loan losses during the first quarter amounted to $10.8 million, a decline of $5.7 million when compared to the fourth quarter of 2009. At the end of the first quarter of 2010, non-performing assets increased slightly to $122.4 million, compared to $117.7 million at the end of 2009. Net charge-offs on loans during the first quarter of 2010 decreased to $13.0 million when compared to $22.6 million during the fourth quarter of 2009. Commenting on the Company’s credit quality, Mr. Hortman said, “Uncertainty about real estate valuations and activity has eased and we are beginning to see several positive signs materialize. However, we have a lot of work remaining to reduce our book of non-performing assets and the related credit costs.”

Ameris Bancorp is headquartered in Moultrie, Georgia. At the end of the most recent quarter, it had 53 locations in select markets in Georgia, Alabama, Florida and South Carolina.

This news release contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non-GAAP measures. The Company calculates Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may or may not be necessarily comparable to similar capital measures that may be presented by other companies.

This news release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
EARNINGS

Net Income/(Loss) Available to Common Shareholders	$(2,330)	$(38,998)	$(791)	$(3,498)	$(1,337)

PER COMMON SHARE DATA
Earnings per share available to common shareholders:
Basic	$(0.17)	$(2.84)	$(0.06)	$(0.25)	$(0.10)
Diluted	$(0.17)	$(2.84)	$(0.06)	$(0.25)	$(0.10)
Cash Dividends per share	$—	$—	$—	$0.05	$0.05
Stock dividend	1 for 130	1 for 130	1 for 130	—	—
Book value per share (period end)	$10.23	$10.52	$13.52	$13.23	$13.59
Tangible book value per share (period end)	$9.99	$10.17	$9.25	$9.05	$9.39
Weighted average number of shares:
Basic	13,840,231	13,867,684	13,840,392	13,838,318	13,842,016
Diluted	13,840,231	13,867,684	13,840,392	13,838,318	13,842,016
Period-end number of shares	14,041,806	13,944,952	13,895,428	13,897,008	13,900,004
Market data:
High closing price	$10.32	$7.25	$7.47	$8.09	$11.73
Low closing price	$7.36	$5.13	$5.93	$5.29	$3.66
Period end closing price	$9.03	$7.16	$7.15	$6.32	$4.71
Average daily volume	37,715	38,583	30,407	28,778	31,931

PERFORMANCE RATIOS
Return on average assets	(0.40)%	(1.44)%	(0.02)%	(0.47)%	(0.11)%
Return on average common equity	(6.58)%	(16.58)%	(0.27)%	(5.73)%	(1.35)%
Earning asset yield (TE)	5.36%	5.06%	5.42%	5.61%	5.57%
Total cost of funds	1.41%	1.51%	1.83%	2.08%	2.45%
Net interest margin (TE)	3.92%	3.59%	3.65%	3.60%	3.21%
Non-interest income excluding securities transactions, as a percent of total revenue (TE)	14.15%	7.10%	13.89%	13.26%	12.02%
Efficiency ratio	66.93%	85.10%	65.83%	76.63%	70.01%

CAPITAL ADEQUACY (period end)
Stockholders’ equity to assets	8.22%	8.04%	10.56%	10.20%	10.14%
Tangible common equity to tangible assets	5.97%	5.86%	5.84%	5.65%	5.71%

EQUITY TO ASSETS RECONCILIATION
Tangible common equity to tangible assets	5.97%	5.86%	5.84%	5.65%	5.71%
Effect of preferred equity	2.11%	2.04%	2.24%	2.16%	2.09%
Effect of goodwill and other intangibles	0.13%	0.14%	2.47%	2.40%	2.34%

Equity to assets (GAAP)	8.22%	8.04%	10.56%	10.20%	10.14%

OTHER PERIOD-END DATA
FTE Headcount	594	615	595	589	597
Assets per FTE	$3,959	$3,941	$3,710	$3,880	$3,930
Branch locations	53	53	50	50	48
Deposits per branch location	$39,402	$40,059	$37,751	$39,527	$42,264

(1)	Excludes the non-recurring, non-cash goodwill impairment charge of $54.8 million in the fourth quarter of 2009.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
INCOME STATEMENT

Interest income
Interest and fees on loans	$25,156	$24,864	$24,888	$25,829	$25,727
Interest on taxable securities	2,462	2,570	2,725	2,906	3,657
Interest on nontaxable securities	304	319	329	255	167
Interest on deposits in other banks	57	60	68	109	25
Interest on federal funds sold	12	18	12	1	41

Total interest income	27,991	27,831	28,022	29,100	29,617

Interest expense
Interest on deposits	$7,332	$7,637	$8,684	$10,030	$12,155
Interest on other borrowings	246	493	526	531	494

Total interest expense	7,578	8,130	9,210	10,561	12,649

Net interest income	20,413	19,701	18,812	18,539	16,968

Provision for loan losses	10,770	16,468	8,298	9,390	7,912

Net interest income/(loss) after provision for loan losses	$9,643	$3,233	$10,514	$9,149	$9,056

Noninterest income
Service charges on deposit accounts	$3,439	$3,654	$3,510	$3,393	$3,035
Mortgage banking activity	554	718	692	877	763
Other service charges, commissions and fees	213	259	131	77	63
Gain(loss) on sale of securities	200	77	(20)	101	713
Gains from acquisitions	—	38,566	—	—	—
Other non-interest income	479	465	208	148	922

Total noninterest income	4,885	43,739	4,521	4,596	5,496

Noninterest expense
Salaries and employee benefits	7,826	8,616	7,431	7,899	7,991
Occupancy and equipment expenses	2,027	2,417	2,114	2,224	2,158
Amortization of intangible assets	271	205	146	147	146
Data processing and telecommunications expenses	1,763	1,801	1,746	1,704	1,627
Business restructuring	—	—	—	—	—
Advertising and marketing expenses	159	336	301	439	574
Goodwill impairment	—	54,813	—	—	—
Other non-interest expenses	4,885	7,794	3,622	5,316	3,231

Total noninterest expense	16,931	75,982	15,360	17,729	15,727

Operating profit/(loss)	$(2,403)	$(29,010)	$(325)	$(3,984)	$(1,175)

Income tax (benefit)/expense	(869)	9,323	(198)	(1,290)	(539)

Net income/(loss)	$(1,534)	$(38,333)	$(127)	$(2,694)	$(636)

Preferred stock dividends	796	859	796	804	701

Net income/(loss) available to common shareholders	$(2,330)	$(39,192)	$(923)	$(3,498)	$(1,337)

Diluted earnings available to common shareholders	(0.17)	(2.83)	(0.07)	(0.25)	(0.10)

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$68,859	$81,060	$43,761	$46,773	$54,758
Federal funds sold and interest bearing balances	200,942	220,363	114,335	163,343	137,770
Investment securities available for sale, at fair value	248,013	245,556	251,189	257,771	344,032
Other investments	7,260	7,260	4,441	4,441	3,914

Loans, net of unearned income	1,536,528	1,584,359	1,652,689	1,677,045	1,672,923
Less allowance for loan losses	33,562	35,762	41,946	44,998	42,417

Loans, net	1,502,966	1,548,597	1,610,743	1,632,047	1,630,506

Assets covered by loss-sharing agreements with the FDIC	141,758	146,585	—	—	—
Premises and equipment, net	66,523	67,637	67,641	67,334	65,152
Other real estate owned	34,683	23,316	21,923	19,180	14,271
FDIC loss sharing receivable	47,579	45,840	—	—	—
Intangible assets, net	3,364	3,586	3,193	3,339	3,485
Goodwill	—	—	54,813	54,813	54,813
Other assets	29,711	34,170	35,436	36,204	37,577

Total assets	$2,351,658	$2,423,970	$2,207,475	$2,285,245	$2,346,278

Liabilities
Deposits:
Noninterest-bearing	$222,454	$236,962	$205,699	$210,456	$207,686
Interest-bearing	1,865,852	1,886,154	1,681,830	1,765,915	1,820,998

Total deposits	2,088,306	2,123,116	1,887,529	1,976,371	2,028,684
Federal funds purchased & securities sold under agreements to repurchase	20,640	55,254	30,393	16,484	18,295
Other borrowings	2,000	2,000	7,000	7,000	7,000
Other liabilities	5,082	6,367	7,268	9,967	12,046
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269

Total liabilities	2,158,297	2,229,006	1,974,459	2,052,091	2,108,294

Stockholders’ equity
Preferred stock	$49,691	$49,552	$49,411	$49,279	$49,140
Common stock	15,269	15,163	15,018	15,018	15,018
Capital surplus	87,830	87,790	86,432	86,286	86,141
Retained earnings	43,707	46,031	86,425	87,348	91,516
Accumulated other comprehensive income/(loss)	7,676	7,240	6,542	6,033	6,956
Less treasury stock	(10,812)	(10,812)	(10,812)	(10,810)	(10,787)

Total stockholders’ equity	193,361	194,964	233,016	233,154	237,984

Total liabilities and stockholders’ equity	$2,351,658	$2,423,970	$2,207,475	$2,285,245	$2,346,278

Other Data
Earning Assets	2,270,427	2,188,622	2,024,442	2,099,947	2,156,513
Intangible Assets	3,364	3,586	58,006	58,152	58,298
Interest Bearing Liabilities	1,930,761	1,985,677	1,761,492	1,831,668	1,888,562
Average Assets	2,377,348	2,374,352	2,244,527	2,285,190	2,346,958
Average Common Stockholders’ Equity	143,655	205,500	186,858	188,442	190,395

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
ASSET QUALITY INFORMATION (1)

Allowance for loan losses
Balance at beginning of period	$35,762	$41,946	$44,998	$42,417	$39,652
Acquired Reserves	—	—	—	—	—
Provision for loan loss	10,770	16,468	8,298	9,390	7,912

Charge-offs	13,246	22,515	11,993	7,102	5,521
Recoveries	277	(137)	643	293	374

Net charge-offs (recoveries)	12,969	22,652	11,350	6,809	5,147

Ending balance	$33,563	$35,762	$41,946	$44,998	$42,417

As a percentage of loans	2.18%	2.26%	2.54%	2.68%	2.54%
As a percentage of nonperforming loans	37.44%	37.20%	49.99%	65.35%	66.37%
As a percentage of nonperforming assets	27.41%	30.39%	39.63%	51.11%	54.25%

Net charge-off information
Charge-offs
Commercial, Financial and Agricultural	$2,008	$1,831	$601	$815	$1,389
Real Estate - Residential	924	3,911	3,846	1,364	1,738
Real Estate - Commercial and Farmland	4,593	4,571	482	902	277
Real Estate - Construction and Development	5,576	11,831	6,871	3,731	1,930
Consumer Installment	145	371	193	290	187
Other	—	—	—	—	—

Total charge-offs	13,246	22,515	11,993	7,102	5,521

Recoveries
Commercial, Financial and Agricultural	78	79	64	16	82
Real Estate - Residential	28	(174)	228	216	8
Real Estate - Commercial and Farmland	64	11	3	13	230
Real Estate - Construction and Development	64	(88)	314	8	10
Consumer Installment	43	35	34	40	44
Other	—	—	—	—	—

Total recoveries	277	(137)	643	293	374

Net charge-offs (recoveries)	$12,969	$22,652	$11,350	$6,809	$5,147

Non-accrual loans	89,649	96,131	83,917	68,858	63,908
Foreclosed assets	32,800	21,551	21,923	19,180	14,271
Accruing loans delinquent 90 days or more	—	—	—	—	2

Total non-performing assets	122,449	117,682	105,840	88,038	78,181

Non-performing assets as a percent of total assets	5.21%	4.85%	4.79%	3.85%	3.33%
Net charge offs as a percent of loans (Annualized)	3.42%	5.67%	2.75%	1.63%	1.23%

(1)	Excludes assets covered by loss sharing agreements with the FDIC totaling $141.8 million at March 31, 2010 and $146.6 million at December 31, 2009.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009

AVERAGE BALANCES

Federal funds sold	$25,831	$25,652	$25,000	$2,444	$33,034
Interest bearing deposits in banks	173,125	127,092	112,827	159,510	83,424
Investment securities - taxable	209,465	215,610	216,471	229,493	339,508
Investment securities - nontaxable	36,430	39,038	38,693	27,488	18,458
Other investments	5,495	5,132	4,441	6,226	6,797
Loans, excluding covered loans	1,563,307	1,669,753	1,666,821	1,671,808	1,683,615
Covered loans	120,211	79,795	—	—	—

Total Earning Assets	$2,133,864	$2,162,072	$2,064,253	$2,096,969	$2,164,836

Non-interest bearing deposits	$231,765	$232,215	$207,495	$205,403	$204,010
NOW accounts	505,566	492,434	493,253	475,498	369,774
MMDA	424,913	410,909	384,266	333,998	268,946
Savings accounts	63,436	61,645	57,532	57,503	55,529
Retail CDs < $100,000	331,294	382,131	341,495	365,771	439,781
Retail CDs > $100,000	393,473	338,378	331,763	381,719	474,956
Brokered CDs	151,333	125,439	116,186	151,780	189,538

Total Deposits	2,101,780	2,043,151	1,931,990	1,971,672	2,002,534

FHLB advances	2,000	2,583	2,000	2,000	25,214
Subordinated debentures	42,269	42,269	42,269	42,269	42,269
Federal funds purchased and securities sold under agreements to repurchase	30,650	48,375	20,047	15,211	19,233
Other borrowings	—	4,946	5,000	5,000	5,000

Total Non-Deposit Funding	74,919	98,173	69,316	64,480	91,716

Total Funding	$2,176,699	$2,141,324	$2,001,306	$2,036,152	$2,094,250

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009

INTEREST INCOME/EXPENSE

INTEREST INCOME
Federal funds sold	$12	$18	$12	$1	$41
Interest bearing deposits in banks	57	60	68	109	25
Investment securities - taxable	2,462	2,570	2,725	2,923	3,640
Investment securities - nontaxable (TE)	468	491	506	392	258
Loans, excluding covered loans (TE)	22,849	23,668	24,950	25,886	25,794
Covered loans (TE)	2,375	1,261	—	—	—

Total Earning Assets	$28,223	$28,068	$28,261	$29,311	$29,758

INTEREST EXPENSE
Non-interest bearing deposits	$—	$—	$—	$—	$—
NOW accounts	1,234	1,300	1,433	1,504	966
MMDA	1,484	1,520	1,510	1,404	1,051
Savings accounts	90	107	102	106	105
Retail CDs < $100,000	1,568	1,769	2,165	2,625	3,936
Retail CDs > $100,000	1,881	1,894	2,304	2,970	4,594
Brokered CDs	1,076	1,047	1,169	1,424	1,503

Total Deposits	7,333	7,637	8,683	10,033	12,155

FHLB advances	30	49	31	31	(8)
Subordinated debentures	178	351	438	443	436
Repurchase agreements	36	70	33	33	38
Correspondent bank line of credit and other	2	22	23	25	28

Total Non-Deposit Funding	246	492	525	532	494

Total Funding	$7,579	$8,129	$9,208	$10,565	$12,649

Net Interest Income (TE)	$20,644	$19,939	$19,053	$18,746	$17,109

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
YIELDS (1)
Federal funds sold	0.19%	0.28%	0.19%	0.16%	0.50%
Interest bearing deposits in banks	0.13%	0.19%	0.24%	0.27%	0.12%
Investment securities - taxable	4.77%	4.00%	4.99%	5.11%	4.35%
Investment securities - nontaxable	5.21%	4.99%	5.19%	5.72%	5.67%
Loans, excluding covered loans	5.93%	5.60%	5.93%	6.21%	6.21%
Covered loans	8.01%	6.27%	0.00%	0.00%	0.00%

Total Earning Assets	5.36%	5.06%	5.42%	5.61%	5.57%

Noninterest bearing deposits	0.00%	0.00%	0.00%	0.00%	0.00%
NOW accounts	0.99%	1.05%	1.15%	1.27%	1.06%
MMDA	1.42%	1.47%	1.56%	1.69%	1.58%
Savings accounts	0.58%	0.69%	0.70%	0.74%	0.77%
Retail CDs < $100,000	1.92%	1.83%	2.52%	2.88%	3.63%
Retail CDs > $100,000	1.94%	2.22%	2.76%	3.12%	3.92%
Brokered CDs	2.88%	3.32%	3.99%	3.76%	3.22%

Total Deposits	1.41%	1.48%	1.78%	2.04%	2.46%

FHLB advances	6.08%	7.53%	6.15%	6.22%	(0.13)%
Subordinated debentures	1.71%	3.29%	4.11%	4.20%	4.18%
Repurchase agreements	0.48%	0.57%	0.65%	0.87%	0.80%
Correspondent bank line of credit and other	0.00%	1.76%	1.83%	2.01%	2.27%

Total Non-Deposit Funding	1.33%	1.99%	3.00%	3.31%	2.18%

Total funding (3)	1.41%	1.51%	1.83%	2.08%	2.45%

Net interest spread	3.95%	3.55%	3.60%	3.54%	3.13%

Net interest margin	3.92%	3.59%	3.65%	3.60%	3.21%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on total average funding including non-interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2010	Dec. 2009	Sept. 2009	June 2009	Mar. 2009
Core Earnings Reconciliation

Pre-tax operating profit/(loss)	$(2,403)	$(29,010)	$(325)	$(3,984)	$(1,175)
Plus: Credit Related Costs
Provision for loan losses	10,770	16,468	8,298	9,390	7,912
(Gains)/Losses on the sale of OREO	487	3,572	(76)	621	161
Problem loan and OREO expense	1,533	990	1,069	793	513
Interest reversed on non-accrual loans	575	1,398	1,267	605	734

Total Credit-Related Costs	13,365	22,428	10,558	11,409	9,320

Plus: Non-recurring impairment charges	—	54,813	—	—	—
Less: Non-recurring gains
Gains related to FDIC acquisitions	—	(38,566)	—	—	—
Gains on sales of securities	(200)	(77)	20	(101)	(713)
Gains on sales of bank premises	(249)
Other non-recurring adjustments	—	—	(812)	—	—

Pretax, Pre-provision earnings	$10,513	$9,588	$9,441	$7,324	$7,432